                                                                    EXHIBIT 24.1


                         YORK INTERNATIONAL CORPORATION

                                POWER OF ATTORNEY
                                -----------------

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors and officers of York International Corporation, a Delaware corporation (the "Company"), hereby constitute and appoint Jane G. Davis and C. David Myers, or any of them acting singly or jointly, the true and lawful agents and attorney-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, or any of them, to sign for the undersigned and in their respective names, as directors and as officers of the Company, the Registration Statement of the Company on Form S-8 or other appropriate form (and any pre-effective or post-effective amendments or supplements to such Registration Statement), to be filed under the Securities Act of 1933, as amended, with the Securities and Exchange Commission relating to the Common Stock to be issued by the Company in connection with the Company's Amended and Restated 2002 Omnibus Stock Plan.

Capacity                                                               Date
--------                                                               ----


/s/ Michael R Young                                                July 25, 2002
-------------------------------------
Michael R. Young
President and Chief Executive Officer
and Director


/s/ C. David Myers                                                 July 25, 2002
-------------------------------------
C. David Myers, Vice President and
Chief Financial Officer


/s/ David R. Heck                                                  July 25, 2002
-------------------------------------
David R. Heck, Controller


/s/ Gerald C. McDonough                                            July 25, 2002
-------------------------------------
Gerald C. McDonough, Chairman

/s/ W. Michael Clevy                                               July 25, 2002
-------------------------------------
W. Michael Clevy, Director


/s/ Malcolm W. Gambill                                             July 25, 2002
-------------------------------------
Malcolm W. Gambill, Director


/s/ John Roderick Heller, III                                      July 25, 2002
-------------------------------------
John Roderick Heller, III, Director


/s/ Robert F. B. Logan                                             July 25, 2002
-------------------------------------
Robert F. B. Logan, Director


/s/ Paul J. Powers                                                 July 25, 2002
-------------------------------------
Paul J. Powers, Director


/s/ Donald M. Roberts                                              July 25, 2002
-------------------------------------
Donald M. Roberts, Director


/s/ James A. Urry                                                  July 25, 2002
-------------------------------------
James A. Urry, Director